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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 6, 2001



                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)


                      DELAWARE                                          000-24931                            58-2395199
----------------------------------------------------      ---------------------------------       -------------------------------
            (State or other jurisdiction                               (Commission                          (IRS Employer
                  of incorporation)                                   File Number)                       Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           ---------------



                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

           S1 Corporation ("S1") announced on April 6, 2001 that its annual meeting of shareholders will be held on Wednesday, May 23, 2001 at 8:30 a.m. at the Swissotel, 3391 Peachtree Road, NE, Atlanta, Georgia.

           S1 issued a press release on April 6, 2001 describing the annual meeting, a copy of which is filed as Exhibit 99 hereto.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        Number                  Description
        ------                  -----------

        99                      Press release dated April 6, 2001.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          S1 CORPORATION
                                          --------------
                                          (Registrant)



                                          /s/ Robert F. Stockwell
                                          ---------------------------
                                          Robert F. Stockwell
                                          Chief Financial Officer




Date: April 9, 2001


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                                  Exhibit Index

Number        Description
------        -----------

99            Press release dated April 6, 2001.